UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2005 (March 3, 2005)

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

     On various dates between March 3 and April 24, 2005, holders of approximately $299,969,000 in aggregate principal amount of the 2 1/2% Convertible Senior Notes Due 2007 of Pride International, Inc. converted the notes into an aggregate of 18,168,903 shares of its common stock, par value $.01 per share, as described in the table below. Pride is redeeming the remaining $31,000 principal amount of notes on April 25, 2005.

	Principal Amount of	Shares of
Date of	Notes Converted	Common Stock Issued
Conversion	($)	(#)
March 3, 2005	1,444,000	87,462
March 7, 2005	6,000	363
March 24, 2005	2,000	121
April 1, 2005	6,000	363
April 8, 2005	8,000	484
April 12, 2005	41,000	2,483
April 14, 2005	304,000	18,412
April 15, 2005	6,000	363
April 19, 2005	470,000	28,465
April 20, 2005	32,253,000	1,953,538
April 21, 2005	41,741,000	2,528,217
April 22, 2005	223,688,000	13,548,632

     As previously reported in Pride’s Current Report on Form 8-K dated March 25, 2005, Pride called for redemption all of the outstanding notes on April 25, 2005, and the notes could be converted into Pride common stock at a rate of 60.5694 shares of common stock per $1,000 principal amount of notes at any time before the close of business on April 22, 2005. The notes were issued and the conversion was effected pursuant to the provisions of the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, as amended and supplemented by the Fourth Supplemental Indenture thereto dated as of September 10, 2001 and the Fifth Supplemental Indenture thereto dated as of March 4, 2002. Pride originally received cash as consideration for the issuance of the notes.

     The shares of common stock were issued solely to existing security holders upon conversion of the notes pursuant to the exemption from registration provided under Section 3(a)(9) of the Securities Act of 1933, as amended. Pride did not pay or give, directly or indirectly, any commission or other remuneration for soliciting such conversion.

     The description of the notes and the indenture is set forth under the caption “Description of Notes” in Pride’s prospectus dated August 29, 2002 and filed with the SEC under Rule 424 of the Securities Act of 1933 on August 30, 2002, which description is incorporated herein by reference. The indenture, the applicable supplements thereto and the form of note were filed as exhibits to Pride’s Current Report on Form 8-K dated March 25, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ W. Gregory Looser
W. Gregory Looser
Senior Vice President, General Counsel and Secretary

Date: April 25, 2005

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